(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary information statement
☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒ Definitive information statement

Fuego Entertainment, Inc.

(Name of Registrant as Specified in Its Charter)

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☐ Fee  computed on table below per  Exchange  Act Rules  14c-5(g)  and 0-11.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as  provided  by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee  was  paid   previously.   Identify the   previous   filing by registration  statement number, or the Form or Schedule and the date of its filing.

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FUEGO ENTERTAINMENT, INC.
8010 NW 156 Terrace, Miami, FL 33018

To the Holders of Common Stock of
Fuego Entertainment, Inc., Inc.

         Fuego Entertainment, Inc., a Nevada corporation ("Company"), has obtained written consent from the majority of the stockholders as of April 17, 2009, approving an amendment to the Company’s Articles of Incorporation changing the name of the Company to “Fuego Enterprises, Inc.” (the “Name Change”). Details of the Name Change and other important information are set forth in the accompanying information Statement.  The Board of Directors of the Company unanimously approved the Name Change on April 17, 2009. Under Section 78.320 of the corporate law of the State of Nevada, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize the action at a meeting.  No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/  Hugo M. Cancio

President

Miami, Florida
April 20, 2009

FUEGO ENTERTAINMENT, INC.

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INFORMATION STATEMENT

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CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY
OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

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WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

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         This Information Statement is being furnished to the stockholders of Fuego Entertainment, Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by stockholder written consent owning a majority of the outstanding voting securities of the Company entitled to vote thereon.  This action is being taken in accordance with the requirements of the corporate law of the State of Nevada ("NGCL").

         The Company's Board of Directors ("Board") has determined that the close of business on April 17, 2009, was the record date  ("Record Date") for the determination of stockholders entitled to notice about the proposals authorizing the Name Change by the Company.

         On April 17, 2009, the Board approved the Name Change and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Name Change. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize or take such action at a meeting.  Prompt notice of the approval of the Name Change must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On April 17, 2009, stockholders who are the owners of record of 40,055,186 shares of the Company's common stock, representing approximately 53.41% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Name Change. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Name Change. You are hereby being provided with notice of the approval of the Name Change by less than unanimous written consent of the stockholders of the Company.

         The executive offices of the Company are located at 8010 NW 156 Terrace, Miami, FL 33018, and its telephone number is (305) 829-9999.

         This Information Statement is first being mailed to stockholders on or about April 23, 2009 and is being furnished for informational purposes only.

VOTING SECURITIES

         The Company only has common stock issued and outstanding. As of the Record Date, there were 40,055,186 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Name Change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Shares Beneficially
or Name of Officer or Director	Owned **	Percent

Hugo M. Cancio Director/President Treasurer/Secretary	25,019,138	62.46%

Ciocan Entertainment Film & Music Group, LLC *	5,500,000	13.73%

Total Director/Officer/ 5% Owners	30,519,138	76.19%

*	Hugo M. Cancio is the controlling shareholder of Ciocan Entertainment Film and Music Group, L.L.C. which owns 5,500,000 shares of our common stock.

**	Includes stock options granted of 250,000 shares granted in January, 2008 and reported herein on a fully-diluted basis as if all share were to be exercised.

*      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information concerning the current director and executive officer of the Company and his age and position. Directors of the Company hold office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

Names of Current Executive Officers and Directors	Age	Position	Date of Appointment
Hugo M. Cancio	41	Treasurer/secretary/Director/President	December 29, 2005

HUGO M. CANCIO, President, Treasurer, Secretary and Director, Age 42, is our sole officer and director. Since 2003, Mr. Cancio has served as the president of Ciocan Entertainment and Music Group, L.L.C., an independent film and music company. Prior to 2003, Mr. Cancio was self-employed as an independent film and music producer since 1990. Mr. Cancio attended Miami-Dade Community College where he studied Business Administration. Mr. Cancio is not an officer or director of any other publicly traded company.

Director Compensation

         Persons who are directors and employees will not be additionally compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common stock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, the Company believes that the reports due have been timely filed.

Executive Compensation

         The following table sets forth certain information concerning the compensation paid by the Company for services rendered in all capacities to the Company from for the period ended May 31, 2008 and 2007 of all officers and directors of the Company.

Long – Term Compensation Awards
Name and Principal			Stock-Based	Underlying
Positions at 5/31/07	Salary 2008 and 2007	Bonus 2008 and 2007	Compensation 2008 and 2007	Options 2008 and 2007
Hugo M. Cancio Director/President Treasurer	$54,000 (2008) *	$15,000 (2008)	$125,000- (2008)	-0-
Hugo M. Cancio Director/President Treasurer	$45,000(2007)	-0- (2007)	-0- (2007)	-0- (2007)

•           Compensation represents the fair market value of the amount accrued but unpaid.
•           ** Based on the grant of stock options in January, 2008 for 250,000 shares

NAME CHANGE

On April 17, 2009, the Board of Directors adopted a resolution and obtained stockholder approval of and amendment to the Company’s Articles of Incorporation changing the Company’s name to “Fuego Enterprises, Inc.”

AVAILABLE INFORMATION

         Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-52054) are incorporated in this Information Statement by reference and made a part hereof:

(i)	Annual Report on Form 10-K for the fiscal year ended May 31, 2008;

(ii)	Quarterly Reports on Form 10-Q for the quarters ended August 31, 2008, and November 30, 2008;

(iii)	Reports on Form 8-K dated October 16, 2008, November 14, 2008 and April 6, 2009.

         All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at, 8010 NW 156 Terrace, Miami, FL 33018, Attention: Investor Relations (telephone number: (305) 829-9999).

FUEGO ENTERTAINMENT, INC.

Miami, Florida
April 20, 2009